EXHIBIT 23.1


                         CONSENT OF INDEPENDENT AUDITOR



I consent to the reference to my firm under the caption "Experts", and to the use of my report dated May 23, 1997 in the form 10-KSB for the year ended March 28, 1997.









Syosset, New York
June 9, 1997